Exhibit 99.1

Truth Social Enhances Platform

New Update Includes Premium Features for Truth+ Patriot Package Subscribers

SARASOTA, Fla., Sep. 09, 2025 (GLOBE NEWSWIRE) -- Trump Media and Technology Group Corp. (Nasdaq, NYSE Texas: DJT) (“Trump Media” or the “Company”), operator of the social media platform Truth Social, the streaming platform Truth+, and the FinTech brand Truth.Fi, announced today that the Company has updated the Truth Social app to add new features and enhancements to the Truth Social platform.

The update adds premium features on Truth Social for subscribers to the Patriot Package, the paid subscription service to the Truth+ streaming platform. The enhancements include:

•	Edit truths
•	Server-side drafts (access to draft truths from different devices)
•	Schedule truths
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Access for all Patriot Package subscribers to Truth gems, which are planned to comprise part of an updated rewards system that allows Truth Social and Truth+ users to use Crypto.com’s digital wallet infrastructure to convert gems, earned for participating in various activities across the platforms, into Cronos (CRO) and other benefits.

The update will also include the following upgrades for all Truth Social users:

•	Enhancement of the Truth Search AI function to incorporate conversation history
•	Group truth titles
•	Access to truths’ version history

Truth Social users who have autoupdate enabled on their Truth Social app settings will automatically receive the update. Users without autoupdate enabled can update the Truth Social app at the Apple or Google Play stores. Web users may need to refresh the Truth Social webpage to receive the update.

Cautionary Statement About Forward-Looking Statements

This press release includes forward-looking statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of Trump Media. We have based these forward-looking statements on our current expectations and projections about future events, including expected potential merger & acquisition activity, the rollout of products and features, our Bitcoin treasury strategy, the future plans, timing and potential success of the streaming services and the launch and success of our financial services and FinTech platform. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “soon,” “goal,” “intends,” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.

About Trump Media

The mission of Trump Media is to end Big Tech’s assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations, as well as Truth+, a TV streaming platform focusing on family-friendly live TV channels and on-demand content. Trump Media is also launching Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com